UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2014

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Consistent with prior public statements made by PepsiCo, Inc. ("PepsiCo"), following is the text of a letter sent from Ian Cook, Presiding Director of the Board of Directors of PepsiCo, to Trian Partners on February 27, 2014:

Dear Mr. Peltz:

Your letter of February 19, 2014 has been received and shared with the entire PepsiCo board and its management. I am writing to advise you that the board and management are comfortable and in complete alignment in rejecting your proposal.

The board has been closely involved in evaluating the arguments that you presented in your earlier white paper, many of which were repeated in your recent correspondence. After initially proposing a spin-off of the snacks business and a merger of it with Mondelez, you have now indicated that your primary suggestion at this point is for PepsiCo to separate its global snacks and beverage businesses. We have carefully studied management’s extensive analysis of the current company structure and its beverage business and management’s conclusions that much of Trian’s data is selective and, in many instances, misused. Our board and management team are confident in the thoroughness of this analysis and in the conclusion that PepsiCo’s value is maximized as an integrated food and beverage company. We trust that you appreciate the seriousness with which we have examined your observations and proposal and the firmness with which we reject the proposal to separate the businesses. In short, the board and management have concluded that the financial engineering you propose erodes value for shareholders rather than creates value.

We welcome our shareholders’ suggestions for enhancing value. However, after fully considering and rejecting your proposals, the board and management have turned their attention to running the integrated company for the benefit of all shareholders and delivering the financial commitments projected.

We thank you for your interest in PepsiCo.

Sincerely,

/s/ Ian Cook

Ian Cook
Presiding Director

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

February 27, 2014	By:	/s/ Kelly Mahon Tullier

Name: Kelly Mahon Tullier
Title: Senior Vice President, Deputy General Counsel